UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2015

TEMPUR SEALY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to Tempur Sealy International, Inc.

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to Dale E. Williams’ Employment Agreement

On July 30, 2015, pursuant to Section 6.3 of the Amended and Restated Employment and Non-Competition Agreement by and among the Company, Tempur World LLC (“Tempur World”), as successor to Tempur World, Inc., and Dale E. Williams, dated as of July 11, 2003 and amended and restated effective March 5, 2008 (the “Williams Employment Agreement”), the Company, Tempur World and Mr. Williams mutually agreed to amend the Williams Employment Agreement (the “Williams Amendment”). The Williams Amendment provides that, in the event that the Company terminates Mr. Williams not For Cause (as defined in the Williams Employment Agreement), Mr. Williams shall be entitled to outplacement counseling. The Williams Amendment also provides for certain technical updates to address issues under Section 409A of the Internal Revenue Code of 1986, as amended.

The description of the Williams Amendment above does not purport to be complete and is qualified in its entirety by reference to the Williams Employment Agreement, a copy of which was filed as Exhibit 10.1 to Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2008, and the Williams Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Barry Hytinen’s Employment Agreement

On July 30, 2015, pursuant to Section 6.3 of the Employment and Non-Competition Agreement by and among the Company and Barry Hytinen, dated as of August 28, 2014 (the “Hytinen Employment Agreement”), the Company and Mr. Hytinen mutually agreed to amend and restate the Hytinen Employment Agreement (the “Amended Hytinen Employment Agreement”). The Amended Hytinen Employment Agreement provides that Mr. Hytinen’s base salary shall be increased to $430,000 and that Mr. Hytinen’s annual incentive bonus target shall be increased to 70% of his base salary. The Amended Hytinen Employment Agreement also reflects Mr. Hytinen’s promotion to Executive Vice President and Chief Financial Officer of the Company and certain technical updates to address issues under Section 409A of the Internal Revenue Code of 1986, as amended.

The description of the Amended Hytinen Employment Agreement above does not purport to be complete and is qualified in its entirety by reference to the Amended Hytinen Employment Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The Company announced on July 30, 2015 that it has appointed Barry Hytinen, current Executive President of Corporate Development and Finance of the Company, to Executive Vice President and Chief Financial Officer of the Company, succeeding Dale E. Williams, effective immediately. The Company and Mr. Williams have agreed that Mr. Williams will be leaving the Company effective August 31, 2015. In connection with the foregoing, Mr. Williams’ departure from the Company is governed by Section 3.1(a) of the Williams Employment Agreement, as amended by the Williams Amendment. A copy of the Williams Employment Agreement was filed as Exhibit 10.1 to Form 8-K filed with the SEC on March 6, 2008 and a copy of the Williams Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, each of which is incorporated herein by reference. Mr. Williams’ departure will be governed by the terms of the Williams Employment Agreement, as amended by the Williams Amendment, and Mr. Williams’ related equity awards and benefit plans. A copy of the press release announcing these leadership changes is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Dale Williams

The disclosure in Item 1.02 of this Current Report on Form 8-K regarding Mr. Williams’ departure from the Company is incorporated by reference into this Item 5.02.

Appointment of Barry Hytinen

The disclosure in Item 1.02 of this Current Report on Form 8-K regarding Mr. Hytinen’s appointment as Executive Vice President and Chief Financial Officer of the Company is incorporated by reference into this Item 5.02.

Mr. Hytinen, 40, was previously Tempur Sealy’s Executive Vice President, Corporate Development and Finance, where he leads the Company’s finance organization in North America and global corporate development initiatives. Since joining the Company in 2005, Mr. Hytinen has held positions of increasing responsibility, including leading large portions of the Company’s Finance organization, Global Financial Planning and Analysis, and Investor Relations. Prior to joining the Company, Mr. Hytinen served as Chief Financial Officer of a venture-backed software company. Earlier in his career, he held finance and corporate development positions at Vignette and General Electric. Mr. Hytinen earned an MBA from Harvard Business School and holds a B.S. in Finance and Political Science from Syracuse University.

There are no agreements or understandings between Mr. Hytinen and any other person pursuant to which he was appointed as an executive officer of the Company other than the Amended Hytinen Employment Agreement. The Amended Hytinen Employment Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K. There are no family relationships between Mr. Hytinen and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with this promotion, the Company has not entered into any new material plans, contracts or arrangements or amended any material plan, contract or arrangement in which Mr. Hytinen participates other than the Amended Hytinen Employment Agreement described above.

The Company announced these leadership changes in the press release attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	The Williams Amendment

10.2	The Amended Hytinen Employment Agreement

99.1	Press Release of the Company, dated July 30, 2015, titled “Tempur Sealy Promotes Barry Hytinen to Chief Financial Officer”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2015

Tempur Sealy International, Inc.

By:	/s/ W. Timothy Yaggi
Name:	W. Timothy Yaggi
Title:	Interim President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	The Williams Amendment

10.2	The Amended Hytinen Employment Agreement

99.1	Press Release of the Company, dated July 30, 2015, titled “Tempur Sealy Promotes Barry Hytinen to Chief Financial Officer”